UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2016

ELIZABETH ARDEN, INC.

(Exact name of registrant as specified in its charter)

Florida	1-6370	59-0914138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880 S.W. 145 Avenue, Pembroke Pines, Florida	33027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 364-6900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On July 26, 2016, Elizabeth Arden, Inc. (the “Company”) and certain of its foreign subsidiaries entered into an amendment and restatement of its existing credit facility with a syndicate of banks, for which JP Morgan Chase bank is the administrative agent (the “Amended Credit Facility”). The Amended Credit Facility was entered into in order to permit certain of the Company’s foreign subsidiaries to make borrowings under the Amended Credit Facility and to secure such borrowings with certain assets of such subsidiaries.

The Amended Credit Facility now provides for the following:

•	a Canadian senior secured revolving credit sub-facility (the “Canadian Sub-Facility”) in an aggregate amount of up to US$15 million, secured by a first perfected security interest in the accounts receivable and certain other assets of the Company’s subsidiary in Canada, Elizabeth Arden (Canada) Limited (“EA Canada”), and in the outstanding equity interests in EA Canada;

•	a European senior secured revolving credit sub-facility (the “European Sub-Facility”) in an aggregate amount of up to US$100 million, secured by (a) a first perfected security interest in the accounts receivable and certain other assets of the Company’s subsidiaries in Switzerland and the United Kingdom, Elizabeth Arden International Sárl (“EAISA”) and Elizabeth Arden (UK) Ltd. (“EA UK”), respectively, (b) a floating charge over all assets of EA UK, (c) the inventory of EAISA located in the Netherlands and the U.S., and (d) the outstanding equity interests of EAISA, EA UK, Elizabeth Arden (Netherlands) Holding B.V. (“EA Netherlands Holding”) and Elizabeth Arden (Switzerland) Holding Sárl (“EA Swiss Holding”) (subject to certain limitations with respect to entities deemed to be “controlled foreign corporation” holding companies as described in the Amended Credit Facility);

•	the ability to add the Company’s subsidiary in Germany, Elizabeth Arden GmbH (“EA Germany”), as a borrower under the Amended Credit Facility and to include EA Germany’s accounts receivable in the applicable borrowing base for the European Sub-Facility, subject to a first perfected security interest in EA Germany’s accounts receivable;

•	guarantees of the borrowings of EA Canada by the Company, all of the Company’s material U.S. subsidiaries, and subject to local law restrictions, EA Swiss Holding, EA Netherlands Holding, EA UK, and EAISA; and

•	guarantees of the borrowings of EA UK and EAISA, by the Company, all of the Company’s material U.S. subsidiaries, and subject to local law restrictions, EA Swiss Holding, EA Netherlands Holding, and EA Canada.

U.S. borrowings under the Amended Credit Facility continue to be guaranteed by all of the Company’s material U.S. subsidiaries and to be collateralized by a first priority lien on all of its U.S. accounts receivable and U.S. inventory. No assets of any of the Company’s foreign subsidiaries secure any U.S. borrowings under the Amended Credit Facility.

Borrowings under the Amended Credit Facility are limited to 85% of eligible accounts receivable and 85% of the appraised net liquidation value of applicable inventory, as determined pursuant to the terms of the Amended Credit Facility; provided, however, that from August 15 to October 31 of each year, the Company’s U.S. borrowing base may be temporarily increased by up to $25 million. The borrowing bases under the Amended Credit Facility are subject to certain reserves as provided in the Amended Credit Facility, including, after March 31, 2017, an aggregate reserve against the borrowing bases of EAISA, EA UK, and if added as a borrower under the Amended Credit Facility, EA Germany, in an amount of US$15 million; provided that in the event that the Company has a debt service pricing ratio under the Amended Credit Facility as of the end of any fiscal quarter ending on or after June 30, 2017 equal to or greater than 1.00 to 1.00, such reserve shall fall to $0.

Other material terms remain substantially unchanged.

Certain of the lenders under the Amended Credit Facility or their affiliates have provided, and may in the future provide, certain commercial banking, financial advisory, and investment banking services in the ordinary course of business for the Company and its subsidiaries, for which they receive customary fees and commissions.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amended Credit Facility and related documents, attached hereto as Exhibits 4.1 through 4.9, and incorporated herein by reference. Certain documents required by the Amended Credit Facility, such as the share pledge agreements in respect of the shares of EAISA, EA Swiss Holding and EA UK are to be executed by the relevant parties on a post-closing basis.

Item 2.03     Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01     Financial Statements and Exhibits.

Exhibit Number	Exhibit
4.1	Fourth Amended and Restated Credit Agreement, dated as of July 26, 2016, among Elizabeth Arden, Inc., Elizabeth Arden (Canada) Limited, Elizabeth Arden International Sàrl, Elizabeth Arden (UK) Ltd., and certain other subsidiaries of Elizabeth Arden, Inc.; JPMorgan Chase Bank, N.A., Bank of America, N.A., Wells Fargo Bank, National Association and HSBC Bank USA, N.A., and the other lenders party thereto.

4.2	Second Amended and Restated Security Agreement dated as of July 26, 2016, granted by Elizabeth Arden, Inc. and certain subsidiaries of Elizabeth Arden, Inc. in favor of Bank of America, N.A., as U.S. Collateral Agent.

4.3	Sixth Amendment to Credit Agreement (Second Lien) dated as of July 26, 2016, between Elizabeth Arden, Inc. and JPMorgan Chase Bank N.A.

4.4	Canadian Pledge Agreement dated as of July 26, 2016, made by Elizabeth Arden International Holding, Inc., a subsidiary of Elizabeth Arden, Inc., in favor of JPMorgan Chase Bank, N.A.

4.5	Canadian Security Agreement dated as of July 26, 2016, made by Elizabeth Arden (Canada) Limited, a subsidiary of Elizabeth Arden, Inc., in favor of JPMorgan Chase Bank, N.A.

4.6	Deed of Pledge of Shares dated July 26, 2016, made by Elizabeth Arden (Switzerland) Holding Sàrl, a subsidiary of Elizabeth Arden, Inc., in favor of JPMorgan Chase Bank, N.A.

4.7	Dutch Security Agreement dated as of July 26, 2016, between Elizabeth Arden International Sàrl, a subsidiary of Elizabeth Arden, Inc., and JPMorgan Chase Bank, N.A.

4.8	Swiss Assignment Agreement dated as of July 26, 2016, between Elizabeth Arden International Sàrl, a subsidiary of Elizabeth Arden, Inc., and JPMorgan Chase Bank, N.A. for the benefit of the Secured Parties named therein.

4.9	Security Deed dated as of July 26, 2016, by and among Elizabeth Arden (UK) Limited and Elizabeth Arden International Sàrl, subsidiaries of Elizabeth Arden, Inc., and JPMorgan Chase Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

Date: August 1, 2016	/s/ Marcey Becker
Marcey Becker
Senior Vice President, Finance & Corporate Development